Note 22 - Disclosures About Fair Value of Financial Instruments - Changes in Fair Value Due to Observable Factors (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Fair value, other assets	$ 31,762	$ 30,952
Total realized gains included in income, other assets	823	810
Change in unrealized gains/losses included in other comprehensive income for assets and liabilities still held, other assets	0	0
Purchases, issuances and settlements, net, other assets	2,612	0
Transfers out of Level 3, other assets	0	0
Fair value, other assets	35,197	31,762
Total realized gains included in income related to financial assets and liabilities still on the consolidated balance sheet, other assets	$ 823	$ 810